EXHIBIT 10.11


                         EMPLOYMENT AGREEMENT AMENDMENT
                         ------------------------------

        THIS EMPLOYMENT AGREEMENT AMENDEMENT made effective as of November 1, 1998 by and between Hills Department Store Company and Hills Stores Company, Delaware corporations having their principal office at 15 Dan Road, Canton, Massachusetts (the "Company") and Michael R. Hamilton, executive vice president-operations (the "Executive").


        WHEREAS, the Company and the Executive currently have an agreement dated October 21, 1996 (the "Employment Agreement") whereby the Company has agreed to employ the Executive and the Executive has agreed to work for the Company.


	WHEREAS, the Company and the Executive desire to amend the Employment Agreement to provide for an extended term.


        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Executive hereby agree, effective November 1, 1998, to amend the Employment Agreement as follows:


                SECTION 1.  TERM is hereby modified to read as follows:


                1. TERM - The Company will employ you and you accept employment for a term beginning on the effective date of the Employment Agreement, October 21, 1996 and ending on October 20, 2000, unless sooner terminated as provided in paragraph 4 of the Employment Agreement.


	Except as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect and are enforceable by the parties hereto.


	IN WITNESS WHEREOF, the parties have executed this Agreement on November
2, 1998.


EXECUTIVE:                                      HILLS STORES COMPANY

/s/ Michael R. Hamilton                         /s/ Chaim Y. Edelstein
-------------------------                       -------------------------
Michael R. Hamilton                             Chaim Y. Edelstein
                                                Chairman of the Board & CEO


                                                HILLS DEPARTMENT STORE COMPANY

                                                /s/ William K. Friend
                                                -------------------------
                                                William K. Friend
                                                Sr. Vice President-Secretary
                                                and Corporate Counsel